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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 23, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-50944                 84-1565820
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(State or other jurisdiction    (Commission File Number)       IRS Employer
     of incorporation)                                      Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (856) 767-5661
                                                           --------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On September 23, 2008, the Board of Directors (the "BOARD") of Global Resource Corporation (the "COMPANY") approved employment letter agreements with
(i) the President of the Company, Jeffrey Kimberly, (ii) the Chief Operating Officer of the Company, Wayne Koehl and (iii) the Chief Financial Officer of the Company, Jeffrey Andrews. These letter agreements amended and restated the terms and conditions of employment of each of these executives of the Company. Approval of the letter agreements had been recommended by the Compensation Committee of the Board.

         Mr. Koehl's employment letter provides for a term of five years at an annual salary for 2009 of $225,000, with an increase to $250,000 if the Company reaches certain sales goals. Any other increase in annual salary is subject to approval of the Chief Executive Officer of the Company and the Board. Subject by approval of the shareholders of the Company, Mr. Koehl will be granted an option to purchase one million (1,000,000) shares of common stock of the Company ("COMMON STOCK"). The exercise price for these options was set at the market closing bid quotation on September 15, 2008. The options will be exercisable from and after their respective vesting date, and for a period of ten (10) years thereafter. Options for two hundred thousand (200,000) shares of Common Stock shall vest immediately and options for two hundred thousand (200,000) additional shares of Common Stock shall vest on January 1, 2010, January 1, 2011, January 1, 2012 and January 1, 2013, provided that Mr. Koehl is still employed on the relevant vesting date. Mr. Koehl will be entitled to receive bonuses of between 0.75% of 1.00% of the Company's gross profits on sales of equipment after the Company reaches certain sales milestones. Mr. Koehl shall also receive a monthly automobile allowance of five hundred dollars ($500).

         Mr. Kimberly's employment letter provides for a term of five years at an annual salary for January 1, 2009 of $300,000, with an increase to $375,000 if the Company reaches certain sales goals. Any other increase in annual salary is subject to approval of the Chief Executive Officer of the Company and the Board. Subject to approval by the shareholders of the Company, Mr. Kimberly will be granted an option to purchase one million five hundred thousand (1,500,000) shares of Common Stock. The exercise price for these options was set at the market closing bid quotation on September 15, 2008. The options will be exercisable from and after their respective vesting date, and for a period of ten (10) years thereafter. Options for three hundred thousand (300,000) shares of Common Stock shall vest immediately and options for three hundred thousand (300,000) additional shares of Common Stock shall vest on January 1, 2010, January 1, 2011, January 1, 2012 and January 1, 2013, provided that Mr. Kimberly is still employed on the relevant vesting date. Mr. Kimberly will be entitled to receive bonuses of between 0.75% of 1.00% of the Company's gross profits on sales of equipment after the Company reaches certain sales milestones. The Company shall pay the monthly loan payments on Mr. Kimberly's Hyundai Azera for two years and then pay off all of the remaining loan balance on this automobile.

         Mr. Andrews' employment letter provides for a term of five years at an annual salary for 2008 of $180,000, with an increase to $225,000 if the Company


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reaches certain sales goals. Any other increase in annual salary is subject to approval of the Chief Executive Officer of the Company and the Board. Subject to approval by the shareholders of the Company, Mr. Andrews will be granted an option to purchase one million (1,000,000) shares of Common Stock. The exercise price for these options was set at the market closing bid quotation on September 15, 2008. The options will be exercisable from and after their respective vesting date, and for a period of ten (10) years thereafter. Options for two hundred thousand (200,000) shares of Common Stock shall vest immediately and options for two hundred thousand (200,000) additional shares of Common Stock shall vest on January 1, 2010, January 1, 2011, January 1, 2012 and January 1, 2013, provided that Mr. Andrews is still employed on the relevant vesting date. Mr. Andrews will be entitled to receive bonuses of between 0.75% of 1.00% of the Company's gross profits on sales of equipment after the Company reaches certain sales milestones.


Item 5.02 Election of Directors;

         On September 23, 2008, the Board elected current Director, General Lincoln Jones, III to the Compensation Committee of the Board.


Item 5.03 Amendment to Bylaws.

         On September 23, 2008 and pursuant to Article IX, Section 2 of the Bylaws, the Board amended and replaced Article VIII, Section 6 of the Bylaws to permit, but not to require, the issuance of uncertificated shares of stock of the Company. This amendment was approved in order to permit the Company to comply with various listing regulations for NASDAQ, the OTC Bulletin Board and the American Stock Exchange which require that issuers be eligible to use the Direct Registration System ("DRS") operated by the Depository Trust Company. The DRS only permits the use of uncertificated shares of stock. The Bylaws, as amended by the Board, now permit, but do not require, the Board to issue uncertificated shares of stock of the Company.




Item 9.01 Financial Statements and Exhibits

EXHIBIT NO.                DESCRIPTION.
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3.2                        Amendment to Article VIII, Section 6 of the Amended
                           and Restated Bylaws of the Company
10.1                       Employment Letter with Wayne Koehl
10.2                       Employment Letter with Jeffrey Kimberly
10.3                       Employment Letter with Jeffrey Andrews


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Global Resource Corporation


Date September 26, 2008                         By:  /s/ Jeffrey Kimberly
                                                     ---------------------
                                                     Jeffrey Kimberly
                                                     President


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